SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported):

January 5, 2015

McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 5.02 Appointment of Certain Officers

On January 5, 2015, Lawrence Kurzius was appointed as the Registrant’s Chief Operating Officer and President. Alan D. Wilson will continue to remain the Registrant’s Chairman and Chief Executive Officer.

Mr. Kurzius will also continue to act as President Global Consumer and President North America. Previously, he served as President - Americas and China & Chief Administrative Officer (2014 to January 5, 2015); President - Global Consumer Business & Chief Administrative Officer (2013 to 2014); and President - McCormick International (2008 to 2013).

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “Lawrence Kurzius Named Chief Operating Officer and President for McCormick”

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits to this report are listed in Item 5.02 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: January 9, 2015        By:
Jeffery D. Schwartz
Vice President, General Counsel & Secretary

Exhibit Number	Exhibit Description

99.1	Copy of the press release labeled “Lawrence Kurzius Named Chief Operating Officer and President for McCormick”